Exhibit 99.1

Austin Dallas CIBC WORLD MARKETS 2nd ANNUAL INDUSTRIALS CONFERENCE October 2, 2007 George Judd - President and Chief Operating Officer Lynn Wentworth - Chief Financial Officer and Treasurer Austin Dallas

Safe Harbor Statement Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2006, and in its periodic reports filed with the SEC. In addition, the statements in this presentation are made as of October 2, 2007. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to October 2, 2007. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

BlueLinx Investor Book CIBC 2nd Annual Industrials Conference - October 2, 2007 BlueLinx Overview Focused Growth Strategy 2007 Q2 Update Looking Forward

BlueLinx Overview: Investment Considerations COMPANY & INDUSTRY Largest independent building products distributor in highly fragmented industry ripe for consolidation Unique, centralized distribution platform, national sales force and high-service, solutions-based value proposition Diversified products, customers & end use segments Positioned at the center of the supply chain to create maximum value for both manufacturers and customers Solid long-term industry fundamentals STRATEGY & STOCK CHARACTERISTICS Demonstrated progress in executing specialty products growth strategy and effectively managing structural products business $0.50 per share annual dividend Strong asset quality and overall borrowing base

BlueLinx Overview: Operations Largest Building Products Distributor in U.S. 2006 Revenue: $4.9 Billion ~ 11,500 customers and 750+ suppliers Product portfolio 10,000+ SKUs 70+ warehouses; 80+ reloads Owned fleet of 800 trucks and 1,200 trailers 3,200 employees, including 900+ sales NYSE: BXC Analysts Covering: 9 Market Cap: $262 Shares Outstanding: 30.8 (diluted) Dividend/Yield: $.50/5.9% P/E (ttm) 169.8 *Based on 9/21/07 close of $8.49 « Sales Center Warehouse LSV (acquired 2005) BlueLinx Hardwoods (formerly Austin Hardwoods, acquired 2006) « «

BXC 10.4 WY 8.7 Boise Cascade 6.3 UFPI 4.5 Huttig 2.3 Other 67.8 Many Small and Medium Sized Players <$250m 100 $250m - $500m 18 $500m - $1bn 5 $1bn-$2.5bn 8 >$2.5bn 3 Number of Competitors By Revenue* Growing & Attractive Industry: Largest in a Highly Fragmented Industry Highly Fragmented Industry Consists of several hundred small, local distributors Other 67.8% 2006 Market Share Source: Home Channel News, July 2007 * Based on 2006 revenues BlueLinx 10.4% Weyerhaeuser 8.7% Boise Cascade 6.3% Universal FP 4.5% Huttig 2.3%

BlueLinx Overview: Positioned at the Center of Value Creation Building Products Manufacturers BlueLinx Home Improvement Centers Dealers Repair and Remodeling Residential and Non- Residential Construction Industrial & Manufactured Housing Value to Manufacturers Reliable channels to market Consistent production runs Limits inventory investment Allows limited number of customers Limits credit risk and receivable investment Ability to create markets for early life cycle products Value to Customers Reliable source of many materials Break bulk quantities Near 100% fill rates Limits vendors and inventory investment Just in time deliveries Safety stock One-Step Two-Step

BlueLinx Overview:

Diversified Product, Customer & End Use Segments

BlueLinx



Product Categories
Engineered lumber
Specialty lumber
Vinyl siding
Hardwood plywood
Particleboard
Moulding
Metal products
Specialty 44% of 2006 Sales
Insulation
Hardboard
Decking
Millwork
Doors
Sanded plywood
Softboard
Structural siding
Plywood
OSB
Lumber
Rebar/Remesh
Structural 56% of 2006 Sales
Customer Categories
Home Center
Manufactured Housing
Industrial
Dealer
End-Use Segments
Non Res Constr 5%
Manuf. Housing 8%
Repair & Remodeling 15%
Containers & Pallets
Boat Building & Repair
Misc. Manufacturing
Outdoor structures
Industrial Applications 22%
Furniture
Cabinets
Fixtures
Millwork
New Home Construction 50%

~ 10,000 Products

~ 11,500 Customers

5 End Use Segments

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BlueLinx Overview:
Diversified Product, Vendor Relationships

BlueLinx

Diverse & Growing Supply Base: 750+ Vendor Partners

HITACHI
Owens Corning
INNOVATIONS FOR LIVING™
Pacific Woodtech Corporation
CCA Global Partners
Arauco
Aserraderos Arauco S.A
Variform
Vinyl Siding & Accessories
The Confident Choice
GAF
GAF Materials Corporation
LP
Building Products
ACME
Packaging Corporation
Atlas
Roofing Corporation
Tolko
Industries Ltd.
Dow
Styrofoam
Brand Insulation
GP
Georgia-Pacific
Roseburg
Forest Products
NUCOR

World Class, Loyal Customers: 11,500+ Customer Partners

Customer type	Examples
National Home Centers	Lowe's (Home Improvement Warehouse); The Home Depot
National Dealers	Builders FirstSource; 84 Lumber (Build on what we know)
Regional Dealers	WB; Ply Mart
Industrials/ Manufactured Housing	Omega Cabinetry; Forest River

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BlueLinx Overview: Unlocking Value As An Independent Distributor Commodities-focused, distribution arm of manufacturer Customer-focused, solutions- driven, value-added distribution partner 55%+ structural products FROM: TO: 60%+ specialty products Structural products-driven earnings volatility Specialty products-driven stable earnings growth Developing integrated management systems Leveraging management systems to create value Volume orientation Profit orientation Managing through complex internal transformations Managing to create maximum value in the supply chain

BlueLinx Overview:
Unlocking Value Beyond Distribution

FROM:
Delivering Commodity Building Products From Point A to Point B

TO:
A solutions-based approach that extends beyond distribution

Building Products
Provide specialty products with national branded partners, portfolio brands for core categories

Logistics Services
Integrated supply chain, one-stop shop capabilities, flexible transportation options, global sourcing & logistics, vendor managed inventory

Business Solutions
Enable customers to drive efficiency & grow demand through product technology applications, MyBluelinx.com Portal, Builder Connection


SteelLinx™ is a comprehensive line of metal products, fasteners and
SteelLinx



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BlueLinx Overview:

Experienced Leadership Team

Management Team		Leadership	Experience
Stephen Macadam	CEO	Strategy	CEO Consolidated Container; EVP Georgia-Pacific; McKinsey & Co.
George Judd	COO	Operations	VP Eastern operations, Georgia-Pacific; inside and outside sales manager, national accounts manager
Lynn Wentworth	CFO	Finance	VP & CFO, BellSouth Communications Group
Steve Skinner	SVP	Industrials & Mfg. Housing	CEO Peppers & Rogers Group, McKinsey & Co.
Duane Goodwin	SVP	Supply Chain	Home Depot, Wal-Mart, procurement and sourcing
Dave Dalton	SVP	Western Region	Regional VP BlueLinx; division sales, management, Georgia-Pacific
Mike Meadows	VP	National Accounts	Georgia-Pacific / BlueLinx regional vice president
6 Regional VP's	RVP	Regional Operations and Sales	Average 20+ years of industry experience

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BlueLinx Investor Book CIBC 2nd Annual Industrials Conference - October 2, 2007 BlueLinx Overview Focused Growth Strategy 2007 Q2 Update Looking Forward

BlueLinx Overview: Strategic Objectives Structural $2.8 billion 56% of total sales Specialty $2.2 billion 44% of total sales Specialty 60% + of total sales 2006 Future Structural below 40% without shrinking business Strategic Imperative No. 1: Profitably grow specialty revenues to 60% of total sales Higher Margin Less price sensitivity Well suited to BlueLinx centralized distribution platform, national sales force, and high-service, solutions- oriented value proposition Strategic Imperative No. 2: Profitably manage structural margin dollars while reducing exposure to volatility Strategic Imperative No. 3: Outgrow the market over the long term

Focused Growth Strategy #1: Grow Specialty Products - 4 Initiatives Partner with Manufacturers to Introduce New Products Grow Share in Under-Represented Market Segments (e.g. Industrials) Dedicated initiative to grow presence in industrials market (building products used to manufacture items like cabinets, furniture, fixtures, containers, concrete forms, pallets, millwork.) Industrials represent approximately 22% of end-use markets and BXC has estimated 3% market share Industrials are well suited to the BlueLinx value proposition and specialty products focus Further Penetrate Geographic Markets Expanding specialty products into new geographic markets Putting people and products in place to capitalize on opportunities in western markets Pursue Acquisitions Acquired specialty hardwood distributors Austin Hardwoods in Texas and California-based Lane Stanton Vance Actively looking

Focused Growth Strategy #1:
Specialty Products – Recent Product Launches

BlueLinx

CCA Global DIRECT BlueLinx

Brand	Product
CCA Global Products	Prefinished Hardwood Flooring
Owens Corning	Roofing
Weatherbest	Composite Decking
LP Smartside	OSB Siding
Tanza (private label)	PVC Trim
SteelLinx (private label)	Fasteners, Adhesives
Hitachi	Tools, Fasteners
Columbia	Hardwood Plywood
CertainTeed	Fiberglass insulation
Johns Manville	Fiberglass insulation


Tanza
TRIM & MOULDINGS


columbia
FOREST PRODUCTS


HITACHI


CertainTeed


LP SmartSide


OWENS CORNING
INNOVATIONS FOR LIVING


JM
Johns Manville


elLinx™ is a comprehensive line
metal products, fasteners and
SteelLinx


WeatherBest

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Focused Growth Strategy #2: Structural Products - Effective Inventory Management Focus on improved profitability and reduced risk Tightly manage inventories Increase utilization of consignment and program inventories Expand imports from Europe and other areas offering lowest-cost sourcing Drive OSB business through direct channel Focus on structural products with "specialty product" characteristics Long-length lumber Specialty plywood MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber MSR lumber

Focused Growth Strategy #3: Outgrow the Market Over Time Specialty unit volume will drive share growth over time Long-term objective is to grow specialty unit volume relative to the estimated overall end-use market Maintaining structural product profitability takes priority over share gain in times of structural price declines Prices for key grades of wood-based structural products fell 27% in 2006, while BlueLinx structural product gross margin improved 10 bp to 7%

BlueLinx Investor Book CIBC 2nd Annual Industrials Conference - October 2, 2007 BlueLinx Overview Focused Growth Strategy 2007 Q2 Update Looking Forward

2007 Q2 Update Revenue Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 Specialty Unit Volume (15.3%) YOY $297.0 or 21.5% Structural Unit Volume (17.1%) Prices (6.3%) ($297.0) 2Q '07 Specialty 500.8 Structural 598.1 2Q '06 2Q '07 2Q '06 Specialty 603.3 Structural 798.4 Vs. Year Ago Housing Starts down 21.8% Average prices of key grades of wood-based structural products down 8% (up 10% vs. 1Q '07) Revenue down 21.5% Specialty sales down 17%, unit volume down 15% Structural sales down 25%, unit volume down 17% Specialty product sales = 46% of total sales % by Product

2007 Q2 Update Gross Margin Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Speciatly 76.8 80.4 86.9 77.5 63.5 63.6 70 Structural 67.8 55.8 55.7 46.8 35.7 44.9 55.9 Other -4.3 -6.2 -6.2 -3.4 -6.7 -4.8 -6.7 BXC generated $119.2 million in gross profit for the quarter, equating to 11% gross margin Gross Margin improvement driven by: Effective pricing management for structural products On going transition to specialty Channel mix $119.2 YOY $17.2 or 12.6% 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 GM % 0.094 0.099 0.1 0.098 0.108 0.11 YOY 110 bp $136.4 $120.9 $103.8 $92.5 Gross Margin 2Q '06 2Q '07 Specialty $86.9 $70.0 14.4% 14.0% Structural $55.7 $55.9 7.0% 9.3% Other ($6.2) ($6.7) Total $136.4 $119.2 9.9% 11.0% Spec GM % 14.4% 14.0% 13.8% 13.9% 14.0% Struc GM % 7.0% 7.0% 7.0% 8.7% 9.3%

2007 Q2 Update Quarterly Operating Expense Operating Expense 1Q '06 102.3 2Q '06 103.2 3Q '06 104.9 4Q '06 91.9 1Q '07 93.9 2Q '07 98.7 YOY $4.5 or 4.4% BXC continued to tightly manage operating costs during the quarter, resulting in a decrease from the prior year quarter Lower payroll cost related to headcount reductions

2007 Q2 Update Net Income and EPS 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 Net Income 9.8 9.6 2.3 -5.9 -0.2 5.4 EPS 0.32 0.31 0.07 -0.19 -0.01 0.18

2007 Year To Date as of Q2 revenue YTD '06 2755.556 YTD '07 2039.104 YOY $716.5 or 26% Operating Expense YTD '06 205.495 YTD '07 192.549 YOY $13 or 6.3% YTD '06 YTD '07 Net Income 19.405 5.245 EPS 0.63 0.17 YTD '06 YTD '07 GM % 0.097 0.109 YOY 120 bp

2007 Q2 Update Summary Managed margins well in continued challenging environment 11% gross margin vs. 9.9% for the same period a year ago Aggressively managed costs 4.4%, $4.5 million decline in operating expenses from a year ago Inventory tightly managed to balance specialty growth objective with overall demand environment Making necessary investments to support specialty growth strategy Inventory management and forecasting, financial budgeting and reporting, order tracking and visibility, and sales training Financially sound with financial resources necessary to continue pursuing strategic objectives and maintain dividend

BlueLinx Investor Book CIBC 2nd Annual Industrials Conference - October 2, 2007 BlueLinx Overview Focused Growth Strategy 2007 Q2 Update Looking Forward

Looking Forward: Go-Forward Initiatives Expand relationships with existing and new specialty product vendors who recognize the BlueLinx value proposition Continue and improve disciplined inventory management to help mitigate price volatility impact on structural products Target growing accounts that serve attractive high-growth markets Increase volume in under represented segments, e.g., industrials Tightly manage costs, but continue to invest in the people, processes and inventory necessary to support specialty business growth Be a patient, disciplined acquirer

Thank You

Appendix TOPIC PAGE Revenues by Quarter 30 Unit Volume Growth by Quarter 31 Market Growth by Quarter 32 Gross Margin by Quarter 33 Profit and Loss Statement by Quarter 34 Inventory by Quarter 35 Gross Margin % Analysis 36 Structural Products Price Trend 37

BlueLinx Holdings Inc. Revenues by Quarter Revenues by Quarter Revenues by Quarter

BlueLinx Holdings Inc. Unit Volume Growth By Quarter Unit Volume Growth By Quarter Unit Volume Growth By Quarter

BlueLinx Holdings Inc. Market Growth By Quarter Source: Data from Resource Information Systems, Inc., or RISI, updated as of July 2007, weighted using management's estimates. Source: Data from Resource Information Systems, Inc., or RISI, updated as of July 2007, weighted using management's estimates.

BlueLinx Holdings Inc. Gross Margin by Quarter Gross Margin by Quarter Gross Margin by Quarter

BlueLinx Holdings Inc. Profit and Loss Statement by Quarter Profit and Loss Statement by Quarter Profit and Loss Statement by Quarter

BlueLinx Holdings Inc. Inventory by Quarter Inventory by Quarter Inventory by Quarter

BlueLinx Holdings Inc. Gross Margin % Analysis Gross Margin % Analysis Gross Margin % Analysis

Source: Data from Random Lengths Publications, Inc., updated as of August 3, 2007 Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend Structural Products Price Trend